The Prudential Series Fund, Inc.

Supplement dated June 6, 2005 to the
 Statements of Additional Information (SAI) of the Funds listed below.


 PFPC Trust Company, located at 400 Bellevue Parkway,
Wilmington DE, 19809, will serve as custodian for each Fund's portfolio securities and cash, and in that capacity will maintain certain financial and accounting books and records pursuant to an agreement with the applicable Fund, beginning on the dates specified below. These effective dates may vary for any Fund if circumstances require.
Subcustodians will continue to provide custodial services for each Fund's foreign assets held outside the United
States.

Name of Fund		        Effective Date	    SAI Date

The Prudential
Series Fund, Inc.		                    May 1, 2005
  Diversified Conservative
  Growth Portfolio	        October 17, 2005
  Equity Portfolio	        October 31, 2005
  Strategic Partners AIM
  Core Equity Portfolio	        October 31, 2005
  Strategic Partners
  Alliance Large Cap
  Growth Portfolio	        October 31, 2005
  Strategic Partners
  Davis Value Portfolio	        October 31, 2005
  Strategic Partners
  Goldman Sachs Small
  Cap Value Portfolio	        October 31, 2005
  Strategic Partners
  Focused Growth Portfolio	October 31, 2005
  Strategic Partners Large
  Capitalization Value
  Portfolio	                October 31, 2005
  Strategic Partners LSV
  International Value
  Portfolio	                October 31, 2005
  Strategic Partners Mid
  Capitalization Growth
  Portfolio	                October 31, 2005
  Strategic Partners PIMCO
  High Yield Portfolio	        September 26. 2005
  Strategic Partners PIMCO
  Total Return Portfolio	September 26, 2005
  Strategic Partners Small
  Capitalization Growth
  Portfolio	                October 31, 2005
  Strategic Partners William
  Blair International Growth
  Portfolio	                October 31, 2005

PSFSAISUP2